UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 11, 2022

Commission File Number 000-22496

SCHNITZER STEEL INDUSTRIES, INC.
 (Exact name of registrant as specified in its charter)

Oregon	93-0341923
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

299 SW Clay Street, Suite 350, Portland, Oregon	97201
(Address of principal executive offices)	(Zip Code)

(503) 224-9900
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $1.00 par value	SCHN	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the  registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 11, 2022, the Board of Directors (the “Board”) of Schnitzer Steel Industries, Inc. (the “Company”) increased the number of authorized directors from eight to nine and elected Gregory R. Friedman to serve as a Class II director with a term expiring at the Company’s 2023 annual meeting of shareholders. Mr. Friedman was also appointed to serve on the Audit Committee and the Compensation & Human Resources Committee of the Board.

Mr. Friedman currently serves as the Chief Financial Officer of Mura Technology, a plastics recycling technology company.  Prior to joining Mura Technology, from 2018 through 2021 Mr. Friedman served as Executive Vice President and Chief Financial Officer of Corteva Agriscience™ (NYSE: CTVA), a spin-off of DowDuPont. Mr. Friedman previously held various financial leadership positions across a broad product range at DuPont (NYSE: DD) from 2000 through 2018 with responsibility for financial risk management and controls, financial accounting, financial planning and analysis, as well as capital markets activities, including debt, equity, and investor relations. Mr. Friedman holds a BS in Accounting from the University of Southern California and an MBA from the Anderson School of Management at the University of California, Los Angeles.

As a non-employee director, Mr. Friedman will participate in the Company’s non-employee director compensation arrangements as described in the Company’s 2022 annual meeting proxy statement filed with the Securities and Exchange Commission (“SEC”) on December 15, 2021.  In connection with his election to the Board, Mr. Friedman received a prorated stock award consisting of 779 Deferred Stock Units with a grant date value of $24,793. In addition, it is expected that Mr. Friedman will enter into the Company’s standard form of indemnification agreement. The form of the indemnification agreement was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the SEC on May 3, 2016 and is incorporated herein by reference.

There is no arrangement or understanding between Mr. Friedman and any other persons pursuant to which such director was selected as a director nor are there any family relationships between Mr. Friedman and any of the Company’s executive officers and directors. In addition, there are no transactions involving the Company and Mr. Friedman that are reportable pursuant to Item 404(a) of Regulation S-K.

On November 14, 2022, the Company issued a press release announcing the election of Mr. Friedman, a copy of which is attached hereto as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release of Schnitzer Steel Industries, Inc. issued on November 14, 2022.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Schnitzer Steel Industries, Inc.
(Registrant)

Dated: November 14, 2022	By:	/s/ James Matthew Vaughn
	Title:	Senior Vice President, General Counsel and Secretary